Motley Fool Global Opportunities ETF
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 97.7%	Shares	Value
Argentina - 2.0%
MercadoLibre, Inc. (a)	4,161	$ 7,055,600

Canada - 4.9%
Canadian National Railway Co.	47,928	5,681,864
Waste Connections, Inc.	80,245	11,958,110
		17,639,974

China - 2.2%
Yum China Holdings, Inc.	186,202	7,900,551

Germany - 1.8%
Symrise AG	69,864	6,445,800

Ireland - 3.1%
ICON PLC (a)(b)	28,158	3,831,459
Kerry Group PLC - Class A	66,309	5,680,822
Kerry Group PLC - Class A	16,837	1,465,043
		10,977,324

Israel - 1.6%
Cellebrite DI Ltd. (a)	386,489	5,692,983

Japan - 3.0%
Nintendo Co. Ltd.	236,144	10,598,420

Kenya - 0.3%
Safaricom PLC	4,000,000	943,994

Netherlands - 0.9%
Universal Music Group NV	138,004	3,138,869

Philippines - 5.5%
International Container Terminal Services, Inc.	1,610,522	19,674,789

Spain - 1.3%
Cellnex Telecom SA (c)	142,085	4,776,273

Taiwan - 4.4%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	37,742	15,793,140

Thailand - 3.6%
Fabrinet (a)	19,353	12,659,958

United Arab Emirates - 0.0% (d)
NMC Health PLC (a)(e)	485,482	0

United Kingdom - 9.1%
Aon PLC - Class A	25,859	8,172,996
Close Brothers Group PLC (a)	1,457,044	9,041,773

London Stock Exchange Group PLC	76,653		9,313,232
RELX PLC - ADR (b)	83,260		2,730,095
Rentokil Initial PLC - ADR (b)	99,903		3,008,079
System1 Group PLC	12,652		51,967
			32,318,142

United States - 54.0% (f)
Alphabet, Inc. - Class C	78,363		29,498,184
Alphatec Holdings, Inc. (a)	337,865		2,618,454
Amazon.com, Inc. (a)	90,425		24,472,622
American Tower Corp.	46,640		8,719,814
Axon Enterprise, Inc. (a)	19,914		8,935,810
Brookfield Asset Management Ltd. - Class A (b)	171,812		8,350,063
Costco Wholesale Corp.	12,916		12,351,829
DexCom, Inc. (a)	112,503		8,295,971
Equinix, Inc.	11,106		11,861,652
Fastenal Co.	203,324		8,986,921
Mastercard, Inc. - Class A	26,710		13,194,206
Netflix, Inc. (a)	33,222		2,857,756
Salesforce, Inc.	31,883		6,092,841
SBA Communications Corp.	21,376		4,342,748
ServiceNow, Inc. (a)	24,064		2,992,840
StoneX Group, Inc. (a)	126,774		14,369,833
Sunbelt Rentals Holdings, Inc.	90,371		7,109,828
Waters Corp. (a)	18,580		7,126,731
Watsco, Inc. (b)	28,075		10,306,333
			192,484,436
TOTAL COMMON STOCKS (Cost $183,766,461)			348,100,253

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.0%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.74% (g)	17,985,560		17,985,560
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $17,985,560)			17,985,560

TOTAL INVESTMENTS - 102.7% (Cost $201,752,021)			366,085,813
Liabilities in Excess of Other Assets - (2.7)%		(0.02744)	(9,776,612)
TOTAL NET ASSETS - 100.0%			$ 356,309,201

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of May 31, 2026. The fair value of these securities was $17,505,711.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of May 31, 2026, the value of these securities total $4,776,273 or 1.3% of the Fund’s net assets.

(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of May 31, 2026.

(f)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(g)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Motley Fool Global Opportunities ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 348,100,253	$ –	$ 0	$ 348,100,253
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	17,985,560
Total Investments	$ 348,100,253	$ –	$ 0	$ 366,085,813

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.